THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                   Lincoln National Variable Annuity Account C

                                 MultiFund(R) 5

     Supplement dated December 20, 2002 to the Prospectus dated May 1, 2002


     Please keep this Supplement with your current MultiFund(R) 5 Prospectus and retain it for reference. This Supplement contains a change to the death benefit options as follows:

     Accumulated Benefit Enhancement (ABE(SM)) Death Benefit. After January 14, 2003, the ABE(SM) death benefit is no longer available unless the i4LIFE(SM) Advantage EGMDB death benefit option is elected at the time the contract is issued and is not discontinued at a later date.